Earnings Per Share	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Earnings Per Share

15. EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted net income per share (in thousands, except per share information):

	Year Ended December 31,
	2016	2015	2014
Numerator:
Income from continuing operations	$469,855	$215,133	$167,219
Income from discontinued operations, net of income taxes	66,257	104,228	84,504

Net income	$536,112	$319,361	$251,723

Denominator:
Denominator for basic earnings per share—weighted-average shares outstanding	155,134	158,874	169,879
Effect of dilutive employee stock awards:
Employee stock awards	1,950	1,488	1,391

Denominator for diluted earnings per share—weighted-average shares outstanding	157,084	160,362	171,270
Basic earnings per share:
Income from continuing operations	$3.03	$1.35	$0.98
Income from discontinued operations, net of income taxes	0.43	0.66	0.50

Basic earnings per share	$3.46	$2.01	$1.48

Diluted earnings per share
Income from continuing operations	$2.99	$1.34	$0.98
Income from discontinued operations, net of income taxes	0.42	0.65	0.49

Diluted earnings per share	$3.41	$1.99	$1.47

Anti-dilutive weighted-average shares from stock awards	322	2,151	3,026

The weighted-average number of shares outstanding used in the computation of basic and diluted earnings per share does not include the effect of the potential outstanding common stock from the Company’s Convertible Senior Notes (the “Convertible Notes”) and warrants. The effects of these potentially outstanding shares were not included in the calculation of diluted earnings per share because the effect would have been anti-dilutive.

The Company uses the treasury stock method for calculating any potential dilutive effect of the conversion spread on its Convertible Notes on diluted earnings per share, if applicable, as upon conversion, the Company will pay cash up to the aggregate principal amount of the Convertible Notes to be converted and pay or deliver, as the case may be, cash, shares of common stock or a combination of cash and shares of common stock, at the Company’s election, in respect of the remainder, if any, of the Company’s conversion obligation in excess of the aggregate principal amount of the Convertible Notes being converted. The conversion spread will have a dilutive impact on diluted earnings per share when the average market price of the Company’s common shares for a given period exceeds the conversion price of $90.00 per share. For the years ended December 31, 2016, 2015 and 2014, the Convertible Notes have been excluded from the computation of diluted earnings per share as the effect would be anti-dilutive since the conversion price of the Convertible Notes exceeded the average market price of the Company’s common stock. In addition, the Company uses the treasury stock method for calculating any potential dilutive effect related to the warrants. See Note 12 to the Company’s consolidated financial statements for detailed information on the Convertible Notes offering.